                                                                    EXHIBIT 10.6




SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

No. WC-1                  STOCK PURCHASE WARRANT
               To Purchase Shares of Series C Preferred Stock of
                              Inventa Corporation

     THIS CERTIFIES that, for value received, Greyrock Capital, a division of Banc of America Commercial Finance Corporation ("Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to November 30, 2004 (the "Termination Date"), but not thereafter, to subscribe for and purchase, from Inventa Corporation, a California corporation (the "Company"), 160,000 shares of Series C Preferred Stock (the "Shares") at an exercise price of $2.50 per share (the "Exercise Price"), subject to adjustment as set forth below.

     1.   Title to Warrant.  Prior to the expiration hereof and subject to
          ----------------
compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2.   Exercise of Warrant.  The purchase rights represented by this Warrant
          -------------------
are exercisable by the registered holder hereof, in whole or in part, at any time before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise form annexed hereto duly executed at the principal office of the Company at the address set forth in Section 15(c) hereof (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the Shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Series C Preferred Stock so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares at the close of business on the date on which this Warrant shall have been exercised as aforesaid.

     3.   Right to Convert Warrant.  The registered holder hereof shall have the
          ------------------------
right to convert this Warrant, by the surrender of this Warrant and the Notice of Conversion form annexed hereto duly executed at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), in whole but not in part, at any time before the close of business on the Termination Date, into the Shares as provided for in this Section 3. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of Shares equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

          (A) = the Fair Market Value (as defined below) of one (1) Share on the date of conversion of this Warrant.

          (B)  = the Exercise Price for one (1) Share under this Warrant.

          (X)  = the number of Shares issuable upon exercise of this Warrant.

     If the above calculation results in a zero or a negative number, then no Shares shall be issued or issuable upon conversion of this Warrant.

     "Fair Market Value" of a Share shall mean:

          (a) if the conversion right is being exercised upon the occurrence of a transaction specified in paragraph 10(a) hereof, the value of the consideration (determined as set forth in the Company's Articles of Incorporation, as amended) to be received pursuant to such transaction by the holder of one (1) Share issuable upon exercise of this Warrant;

          (b) if the conversion right is being exercised upon the occurrence of the Company's initial public offering, the initial public offering price per share (before deducting underwriting commissions and discounts and offering expenses) multiplied by the number of shares of Common Stock issuable upon conversion of one (1) Share issuable upon exercise of this Warrant;

          (c) if the conversion right is being exercised after, and not in connection with the Company's initial public offering, and:

                 (i) if traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days before the day the current fair market value of the securities is being determined; or

                 (ii) if actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the thirty (30) day period ending three (3) days before the day the current fair market value of the securities is being determined; and

          (d) in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

     Upon conversion of this Warrant, the registered holder hereof shall be entitled to receive a certificate for the number of Shares determined as aforesaid.

     4.   Issuance of Stock; No Fractional Shares or Scrip.  Certificates for
          ------------------------------------------------
the stock purchased hereunder or issuable upon conversion hereof shall be delivered to the holder hereof promptly after the date on which this Warrant shall have been exercised or converted as aforesaid. The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company agrees that, if at the time of the surrender of this Warrant and exercise of the rights represented hereby, the holder hereof shall be entitled to exercise such rights, the Shares so issued shall be and be deemed to be issued to such holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted as aforesaid. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant. With respect to any fraction of a Share called for upon the exercise or conversion of this Warrant, an amount equal to such fraction multiplied by the then current price at which each Share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

     5.   Charges, Taxes and Expenses.  Issuance of certificates for the Shares
          ---------------------------
upon the exercise or conversion of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for
                        --------  -------
Shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or
            -------- -------
delivery of any certificates for the Shares, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6.   No Rights as Shareholders.  This Warrant does not entitle the holder
          -------------------------
hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise or conversion thereof.

     7.   Exchange and Registry of Warrant.  This Warrant is exchangeable, upon
          --------------------------------
the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

     The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     8.   Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by
          -------------------------------------------------
the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     9.   Saturdays, Sundays, Holidays, etc. If the last or appointed day for
          ----------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     10.  Anti-Dilution Provision.
          -----------------------

          (a) Merger, Sale of Assets, etc. In case of (1) the Company's
              ----------------------------
consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (2) the sale or transfer of all or substantially all of the Company's assets, then, as part of such reorganization, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of Shares theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of Shares which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 10(a) shall apply to successive reorganization, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the registered holder hereof for Shares in connection with any transaction described in this Section 10(a) is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

          (b) Reclassification, etc. If the Company at any time shall, by
              ----------------------
subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If the Shares issuable upon the exercise of this Warrant are subdivided or combined into a greater or smaller number of the Shares, the purchase price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of the Shares to be outstanding immediately after such event bears to the total number of the Shares outstanding immediately prior to such event.

          (c) Cash Distributions.  No adjustment on account of cash dividends on
              ------------------
the Shares issuable upon the exercise of this Warrant will be made to the purchase price under this Warrant.

          (d) Authorized Shares.  The Company covenants that, during the period
              -----------------
the Warrant is outstanding, it will reserve from its authorized and unissued Preferred Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of the purchase rights under this Warrant.

          (e) Conversion Price Adjustments.  The rate at which the Shares are
              ----------------------------
convertible into shares of Common Stock of the Company is subject to adjustment as set forth in the Company's Articles of Incorporation, as amended. Any adjustment to the conversion rate of the Shares issuable upon the exercise of this Warrant effected prior to any exercise or conversion of this Warrant shall apply to any Shares thereafter issued pursuant to the terms hereof.

     11.  Registration Rights.  The Shares shall have the registration rights
          -------------------
set forth in the Restated Registration Rights Agreement among the Company and certain investors dated as of May 11, 1998, as amended (the "Registration Rights Agreement"), and, effective as of the date of issuance of such Shares, the term "Shares" as defined in the Registration Rights Agreement shall include the Shares issuable upon exercise of this Warrant and the term "Registrable Securities" as defined in the Registration Rights Agreement shall include the shares of Common Stock issuable upon conversion of the Shares.

     12.  Restrictions on Transferability of Securities.
          ---------------------------------------------

          (a) Restrictions on Transferability.  This Warrant, the Shares
              -------------------------------
issuable upon exercise of this Warrant, and the shares of Common Stock issuable upon conversion of the Shares (collectively the "Securities") shall not be sold, assigned, transferred or pledged except upon the conditions specified in this
Section 12, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Each holder of any of the Securities will cause any proposed purchaser, assignee, transferee, or pledgee of the Securities held by such holder to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this
Section 12.

          (b) Restrictive Legend.  Each certificate representing the Securities
              ------------------
and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 12(c) below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

     Each holder of Securities and each subsequent transferee (hereinafter collectively referred to as a "Holder") consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this Section 12.

          (c) Notice of Proposed Transfers.  Each Holder of a certificate
              ----------------------------
representing the Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 12(c). Prior to any proposed sale, assignment, transfer or pledge of any Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Securities by a Holder to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) a transfer to an affiliated fund, partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws or (iv) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such Holder's expense, by either
(i) an opinion of counsel (who shall, and whose opinion shall be, addressed to the Company and reasonably satisfactory to the Company) to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act or (ii) a "no action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by such Holder to the

Company. Each certificate evidencing the Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 12(b) above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Holder and in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

          (d) Removal of Restrictions on Transfer of Securities.  Any legend
              -------------------------------------------------
referred to in Section 12(b) hereof stamped on a certificate evidencing the Securities and the stock transfer instructions and record notations with respect to the Securities shall be removed, and the Company shall issue a certificate without such legend to the Holder of the Securities if the Securities are registered under the Securities Act, or if such Holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such Holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company, that such security can be sold pursuant to paragraph (k) of Rule 144 (or any successor provision) under the Securities Act.

     13.  Investment Representations of Holder.  With respect to the acquisition
          ------------------------------------
of any of the Securities, Holder hereby represents and warrants to the Company as follows:

          (a) Experience.  Holder has substantial experience in evaluating and
              ----------
investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

          (b) Investment.  Holder is acquiring the Securities for investment for
              ----------
its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Holder's representations as expressed herein.

          (c) Rule 144.  Holder acknowledges that the Securities must be held
              --------
indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available. Holder is aware of the provisions of Rules 144 and 144A promulgated under the Securities Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.

          (d) No Public Market.  Holder understands that no public market now
              ----------------
exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities.

          (e) Access to Data.  Holder has had an opportunity to discuss the
              --------------
Company's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to its satisfaction.

     14.  Notices.
          -------

          (a) Notice of Public Offering.  If at any time prior to the exercise
              -------------------------
or conversion of this Warrant in full the Company shall determine to effect a registered public offering of its securities, then the Company will give the holder of this Warrant at least thirty (30) days prior written notice of the proposed effective date of the transaction.

          (b) Notice of Record Date.  If at any time prior to the exercise or
              ---------------------
conversion of this Warrant in full the Company takes a record of the holders of the Company's stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company will give to the holder of this Warrant, at least thirty (30) days prior to the date specified therein, written notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     15.  Miscellaneous.
          -------------

          (a) Issue Date.  The provisions of this Warrant shall be construed and
              ----------
shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

          (b) Waivers and Amendments.  With the written consent of the Company
              ----------------------
and Holder, the obligations of the Company and the rights of Holder may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time of indefinitely), and with the same consent the Company and Holder may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant.

          (c) Notices.  All notices and other communications required or
              -------
permitted to be given under this Warrant shall be in writing and shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or upon deposit with the United States Post Office (by first class mail, postage prepaid) addressed as follows: (i) if to the Company, to Inventa Corporation, 255 Shoreline Drive, Suite 200, Redwood Shores, CA 94065,
Attention: _________________, and (ii) if to Holder, to Greyrock Capital, a Division of Banc of America Commercial Finance Corporation, 10880 Wilshire Blvd., Suite 1850, Los Angeles, CA 90024, Attention: ____________________.

          (d) Survival.  The provisions of Section 12 hereof shall survive the
              --------
exercise or conversion of this Warrant and shall remain in effect until such time as Holder no longer holds Securities.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  November 17, 1999

                     INVENTA CORPORATION

                     By: /s/ Ashok Santhanam
                        -----------------------------

                     Title: Chairman
                            -------------------------


Agreed and Accepted:

GREYROCK CAPITAL,

a Division of Banc of America Commercial
Finance Corporation

By:  /s/ Lisa Nagano
   -----------------------------------
         Lisa Nagano

Title: Sr. Vice President
       -------------------------------

                               NOTICE OF EXERCISE
                               ------------------

To:  Inventa Corporation


     (1) The undersigned hereby elects to purchase _______________ shares of Series C Preferred Stock of Inventa Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate of certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:



                         ---------------------------------------
                                          (Name)


                         --------------------------------------
                                         (Address)

     (3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



------------------------------              ----------------------------------
          (Date)                            (Signature)

                              NOTICE OF CONVERSION
                              --------------------


     To:  Inventa Corporation



     (1) The undersigned hereby elects to convert the attached Warrant into such number of shares of Series C Preferred Stock of Inventa Corporation as is determined pursuant to Section 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

     (2) Please issue a certificate of certificates representing said shares of Inventa Corporation Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:




                             --------------------------------
                                         (Name)


                             --------------------------------
                                        (Address)

     (3) The undersigned represents that the aforesaid shares of Inventa Corporation Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



------------------                     ----------------------------
    (Date)                             (Signature)

                                ASSIGNMENT FORM
                                ---------------

                   (To assign the foregoing warrant, execute this form and supply required information.
                   Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


______________________________________________________________________________
                                 (Please Print)

whose address is _____________________________________________________________.
                                 (Please Print)




_____________________________________________________________________________

                                          Dated: _____________________, _____

                                          Holder's Signature: _______________

                                          Holder's Address: _________________

                                                            _________________

Signature Guaranteed: _______________________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.